Exhibit 10.1.1

EXECUTION VERSION

AMENDMENT AND RESTATEMENT AGREEMENT dated as of April 28, 2010 (this “Amendment Agreement”), in respect of the CREDIT AGREEMENT dated as of February 8, 2005 (as amended to date, the “Credit Agreement”), among GRAFTECH INTERNATIONAL LTD. (“GrafTech”), GRAFTECH GLOBAL ENTERPRISES INC. (“Global”), GRAFTECH FINANCE INC. (“Finance”), the LC SUBSIDIARIES from time to time party thereto, the LENDERS from time to time party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

Finance and GrafTech Switzerland S.A. (“Swissco” and, together with Finance, the “Borrowers”) have requested that the Credit Agreement be amended and restated as set forth in Section 1 below, the parties hereto are willing so to amend the Credit Agreement and each Lender that will have a Revolving Commitment after giving effect to the amendment and restatement of the Credit Agreement contemplated hereby is a party hereto.

In consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:

SECTION 1. Amendment and Restatement. (a) Upon the effectiveness of this Amendment Agreement as provided in Section 2 below, the Credit Agreement (including the Schedules and Exhibits thereto) shall be amended and restated to read as set forth in Exhibit A attached hereto (including the Schedules and Exhibits attached to such Exhibit A), and the Administrative Agent is hereby directed to enter into such Loan Documents and to take such other actions as may be required to give effect to the transactions contemplated hereby. As so amended and restated, the Credit Agreement is hereinafter referred to as the “Restated Credit Agreement”.

(b) Upon the effectiveness of this Amendment Agreement as provided in Section 2 below, each Lender that is not party hereto shall not have a Revolving Commitment under the Restated Credit Agreement.

(c) From and after the effectiveness of such amendment and restatement, the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof” and words of similar import, as used in the Restated Credit Agreement, shall, unless the context otherwise requires, refer to the Credit Agreement as amended and restated in the form of the Restated Credit Agreement, and the term “Credit Agreement”, as used in the Loan Documents, shall mean the Restated Credit Agreement. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Restated Credit Agreement.

SECTION 2. Conditions to Effectiveness. This Amendment Agreement and the obligations of the Lenders to make Loans and issue Letters of Credit under the Credit Agreement as amended and restated hereby shall become effective on the date on which the conditions specified in Section 5.01 of the Restated Credit Agreement are satisfied (or waived in accordance with Section 10.02 of the Restated Credit Agreement).

SECTION 3. Applicable Law. THIS AMENDMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 4. Counterparts. This Amendment Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract. Delivery of an executed counterpart of a signature page of this Amendment Agreement by facsimile or email transmission shall be effective as delivery of a manually executed counterpart of this Amendment Agreement. This Amendment Agreement shall constitute a “Loan Document” for all purposes of the Restated Credit Agreement and the other Loan Documents.

SECTION 5. Expenses. The Borrowers agree to reimburse the Administrative Agent for all reasonable out-of-pocket expenses incurred by it in connection with this Amendment Agreement, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent.

SECTION 6. Headings. The headings of this Amendment Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

GRAFTECH INTERNATIONAL LTD.,

by
/s/ John D. Moran
	Name:	John D. Moran
	Title:	Attorney-in-Fact

GRAFTECH GLOBAL ENTERPRISES INC.,

by
/s/ John D. Moran
	Name:	John D. Moran
	Title:	Attorney-in-Fact

GRAFTECH FINANCE INC.,

by
/s/ John D. Moran
	Name:	John D. Moran
	Title:	Attorney-in-Fact

GRAFTECH SWITZERLAND, S.A.,

by
/s/ John D. Moran
	Name:	John D. Moran
	Title:	Attorney-in-Fact

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent, Collateral Agent, Issuing Bank and Swingline Lender,

by
/s/ Jennifer Heard
	Name:	Jennifer Heard
	Title:	Vice President

SIGNATURE PAGE TO

AMENDMENT & RESTATEMENT AGREEMENT

DATED AS OF APRIL 28, 2010

Signature Page to Be Executed by Lenders

Under the Amended and Restated Credit Agreement

SIGNATURE PAGE to the AMENDMENT AGREEMENT dated as of APRIL 28, 2010, in respect of the CREDIT AGREEMENT dated as of February 8, 2005, among GRAFTECH INTERNATIONAL LTD., GRAFTECH GLOBAL ENTERPRISES INC., GRAFTECH FINANCE INC., the LC SUBSIDIARIES from time to time party thereto, the LENDERS from time to time party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

Lender:	Bank of America, N.A.

	By:	/s/ Kenneth G. Wood
		Name:	Kenneth G. Wood
		Title:	Senior Vice President

For any Lender requiring a second signature block:

By:
Name:
Title:

SIGNATURE PAGE TO

AMENDMENT & RESTATEMENT AGREEMENT

DATED AS OF APRIL 28, 2010

Signature Page to Be Executed by Lenders

Under the Amended and Restated Credit Agreement

SIGNATURE PAGE to the AMENDMENT AGREEMENT dated as of APRIL 28, 2010, in respect of the CREDIT AGREEMENT dated as of February 8, 2005, among GRAFTECH INTERNATIONAL LTD., GRAFTECH GLOBAL ENTERPRISES INC., GRAFTECH FINANCE INC., the LC SUBSIDIARIES from time to time party thereto, the LENDERS from time to time party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

Lender:	BNP Paribas

	By:	/s/ Michael A. Kowalczuk
		Name:	Michael A. Kowalczuk
		Title:	Director

For any Lender requiring a second signature block:

	By:	/s/ Duane Helkowski
		Name:	Duane Helkowski
		Title:	Managing Director

SIGNATURE PAGE TO

AMENDMENT & RESTATEMENT AGREEMENT

DATED AS OF APRIL 28, 2010

Signature Page to Be Executed by Lenders

Under the Amended and Restated Credit Agreement

SIGNATURE PAGE to the AMENDMENT AGREEMENT dated as of APRIL 28, 2010, in respect of the CREDIT AGREEMENT dated as of February 8, 2005, among GRAFTECH INTERNATIONAL LTD., GRAFTECH GLOBAL ENTERPRISES INC., GRAFTECH FINANCE INC., the LC SUBSIDIARIES from time to time party thereto, the LENDERS from time to time party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

Lender:	The Bank of Nova Scotia

	By:	/s/ Todd Meller
		Name:	Todd Meller
		Title:	Managing Director

SIGNATURE PAGE TO

AMENDMENT & RESTATEMENT AGREEMENT

DATED AS OF APRIL 28, 2010

Signature Page to Be Executed by Lenders

Under the Amended and Restated Credit Agreement

SIGNATURE PAGE to the AMENDMENT AGREEMENT dated as of APRIL 28, 2010, in respect of the CREDIT AGREEMENT dated as of February 8, 2005, among GRAFTECH INTERNATIONAL LTD., GRAFTECH GLOBAL ENTERPRISES INC., GRAFTECH FINANCE INC., the LC SUBSIDIARIES from time to time party thereto, the LENDERS from time to time party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

Lender:	The Royal Bank of Scotland plc

	By:	/s/ Belinda Tucker
		Name:	Belinda Tucker
		Title:	Senior Vice President

SIGNATURE PAGE TO

AMENDMENT & RESTATEMENT AGREEMENT

DATED AS OF APRIL 28, 2010

Signature Page to Be Executed by Lenders

Under the Amended and Restated Credit Agreement

SIGNATURE PAGE to the AMENDMENT AGREEMENT dated as of APRIL 28, 2010, in respect of the CREDIT AGREEMENT dated as of February 8, 2005, among GRAFTECH INTERNATIONAL LTD., GRAFTECH GLOBAL ENTERPRISES INC., GRAFTECH FINANCE INC., the LC SUBSIDIARIES from time to time party thereto, the LENDERS from time to time party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

Lender:	PNC Bank N.A.

	By:	/s/ Christian S. Brown
		Name:	Christian S. Brown
		Title:	Senior Vice President

SIGNATURE PAGE TO

AMENDMENT & RESTATEMENT AGREEMENT

DATED AS OF APRIL 28, 2010

Signature Page to Be Executed by Lenders

Under the Amended and Restated Credit Agreement

SIGNATURE PAGE to the AMENDMENT AGREEMENT dated as of APRIL 28, 2010, in respect of the CREDIT AGREEMENT dated as of February 8, 2005, among GRAFTECH INTERNATIONAL LTD., GRAFTECH GLOBAL ENTERPRISES INC., GRAFTECH FINANCE INC., the LC SUBSIDIARIES from time to time party thereto, the LENDERS from time to time party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

Lender:	KeyBank National Association

	By:	/s/ Suzannah Harris
		Name:	Suzannah Harris
		Title:	Vice President

For any Lender requiring a second signature block:

By:
Name:
Title:

SIGNATURE PAGE TO

AMENDMENT & RESTATEMENT AGREEMENT

DATED AS OF APRIL 28, 2010

Signature Page to Be Executed by Lenders

Under the Amended and Restated Credit Agreement

SIGNATURE PAGE to the AMENDMENT AGREEMENT dated as of APRIL 28, 2010, in respect of the CREDIT AGREEMENT dated as of February 8, 2005, among GRAFTECH INTERNATIONAL LTD., GRAFTECH GLOBAL ENTERPRISES INC., GRAFTECH FINANCE INC., the LC SUBSIDIARIES from time to time party thereto, the LENDERS from time to time party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

Lender:	Banque Cantonale Vaudoise

	By:	/s/ Olivier Deurin
		Name:	Olivier Deurin
		Title:	Vice President

For any Lender requiring a second signature block:

	By:	/s/ Laurent Micheli
		Name:	Laurent Micheli
		Title:	Assistant Vice President